                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                              Michael K. Farrell
                       Chairman of the Board, President
                          and Chief Executive Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, Chairman of the Board, President and Chief Executive Officer of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  . First MetLife Investors Variable Annuity Account One (Protected Equity Portfolio File No. 333-125619, Marquis Portfolios File No. 333-125618, PrimElite III File No. 333-125617, Vintage L and Vintage XC File
      No. 333-125613, Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA 7 year and Class AA, B, VA File No. 333-96773, Class A File No. 333-96775, First COVA VA and Custom Select and Class B, AA, VA File No. 033-74174, PrimElite IV File No. 333-______, Variable Annuity Lite File
      No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of September, 2006.

                                                  /s/ Michael K. Farrell
                                                  -----------------------------
                                                  Michael K. Farrell

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               James P. Bossert
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, James P. Bossert, a Director and Executive Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  . First MetLife Investors Variable Annuity Account One (Protected Equity Portfolio File No. 333-125619, Marquis Portfolios File No. 333-125618, PrimElite III File No. 333-125617, Vintage L and Vintage XC File
      No. 333-125613, Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA 7 year and Class AA, B, VA File No. 333-96773, Class A File No. 333-96775, First COVA VA and Custom Select and Class B, AA, VA File No. 033-74174, PrimElite IV File No. 333-______, Variable Annuity Lite File
      No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of September, 2006.

                                                  /s/ James P. Bossert
                                                  -----------------------------
                                                  James P. Bossert

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               Robert L. Davidow
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Robert L. Davidow, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  . First MetLife Investors Variable Annuity Account One (Protected Equity Portfolio File No. 333-125619, Marquis Portfolios File No. 333-125618, PrimElite III File No. 333-125617, Vintage L and Vintage XC File
      No. 333-125613, Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA 7 year and Class AA, B, VA File No. 333-96773, Class A File No. 333-96775, First COVA VA and Custom Select and Class B, AA, VA File No. 033-74174, PrimElite IV File No. 333-______, Variable Annuity Lite File
      No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of September, 2006.

                                                  /s/ Robert L. Davidow
                                                  -----------------------------
                                                  Robert L. Davidow

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                              Elizabeth M. Forget
                     Director and Executive Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director and Executive Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  . First MetLife Investors Variable Annuity Account One (Protected Equity Portfolio File No. 333-125619, Marquis Portfolios File No. 333-125618, PrimElite III File No. 333-125617, Vintage L and Vintage XC File
      No. 333-125613, Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA 7 year and Class AA, B, VA File No. 333-96773, Class A File No. 333-96775, First COVA VA and Custom Select and Class B, AA, VA File No. 033-74174, PrimElite IV File No. 333-______, Variable Annuity Lite File
      No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of September, 2006.

                                                  /s/ Elizabeth M. Forget
                                                  -----------------------------
                                                  Elizabeth M. Forget

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                                 George Foulke
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, George Foulke, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  . First MetLife Investors Variable Annuity Account One (Protected Equity Portfolio File No. 333-125619, Marquis Portfolios File No. 333-125618, PrimElite III File No. 333-125617, Vintage L and Vintage XC File
      No. 333-125613, Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA 7 year and Class AA, B, VA File No. 333-96773, Class A File No. 333-96775, First COVA VA and Custom Select and Class B, AA, VA File No. 033-74174, PrimElite IV File No. 333-______, Variable Annuity Lite File
      No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of September, 2006.

                                                  /s/ George Foulke
                                                  -----------------------------
                                                  George Foulke

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                              Richard A. Hemmings
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Richard A. Hemmings, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  . First MetLife Investors Variable Annuity Account One (Protected Equity Portfolio File No. 333-125619, Marquis Portfolios File No. 333-125618, PrimElite III File No. 333-125617, Vintage L and Vintage XC File
      No. 333-125613, Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA 7 year and Class AA, B, VA File No. 333-96773, Class A File No. 333-96775, First COVA VA and Custom Select and Class B, AA, VA File No. 033-74174, PrimElite IV File No. 333-______, Variable Annuity Lite File
      No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of September, 2006.

                                                  /s/ Richard A. Hemmings
                                                  -----------------------------
                                                  Richard A. Hemmings

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               Lisa S. Kuklinski
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Lisa S. Kuklinski, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  . First MetLife Investors Variable Annuity Account One (Protected Equity Portfolio File No. 333-125619, Marquis Portfolios File No. 333-125618, PrimElite III File No. 333-125617, Vintage L and Vintage XC File
      No. 333-125613, Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA 7 year and Class AA, B, VA File No. 333-96773, Class A File No. 333-96775, First COVA VA and Custom Select and Class B, AA, VA File No. 033-74174, PrimElite IV File No. 333-______, Variable Annuity Lite File
      No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of September, 2006.

                                                  /s/ Lisa S. Kuklinski
                                                  -----------------------------
                                                  Lisa S. Kuklinski

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                              Richard C. Pearson
               Executive Vice President, Secretary and Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Richard C. Pearson, Executive Vice President, Secretary and a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Gina C. Sandonato and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  . First MetLife Investors Variable Annuity Account One (Protected Equity Portfolio File No. 333-125619, Marquis Portfolios File No. 333-125618, PrimElite III File No. 333-125617, Vintage L and Vintage XC File
      No. 333-125613, Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA 7 year and Class AA, B, VA File No. 333-96773, Class A File No. 333-96775, First COVA VA and Custom Select and Class B, AA, VA File No. 033-74174, PrimElite IV File No. 333-______, Variable Annuity Lite File
      No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of September, 2006.

                                                  /s/ Richard C. Pearson
                                                  -----------------------------
                                                  Richard C. Pearson

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                                Thomas A. Price
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Thomas A. Price, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  . First MetLife Investors Variable Annuity Account One (Protected Equity Portfolio File No. 333-125619, Marquis Portfolios File No. 333-125618, PrimElite III File No. 333-125617, Vintage L and Vintage XC File
      No. 333-125613, Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA 7 year and Class AA, B, VA File No. 333-96773, Class A File No. 333-96775, First COVA VA and Custom Select and Class B, AA, VA File No. 033-74174, PrimElite IV File No. 333-______, Variable Annuity Lite File
      No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of September, 2006.

                                                  /s/ Thomas A. Price
                                                  -----------------------------
                                                  Thomas A. Price

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                                Paul Sylvester
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Paul Sylvester, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  . First MetLife Investors Variable Annuity Account One (Protected Equity Portfolio File No. 333-125619, Marquis Portfolios File No. 333-125618, PrimElite III File No. 333-125617, Vintage L and Vintage XC File
      No. 333-125613, Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA 7 year and Class AA, B, VA File No. 333-96773, Class A File No. 333-96775, First COVA VA and Custom Select and Class B, AA, VA File No. 033-74174, PrimElite IV File No. 333-______, Variable Annuity Lite File
      No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of September, 2006.

                                                  /s/ Paul Sylvester
                                                  -----------------------------
                                                  Paul Sylvester

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               Jeffrey A. Tupper
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey A. Tupper, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  . First MetLife Investors Variable Annuity Account One (Protected Equity Portfolio File No. 333-125619, Marquis Portfolios File No. 333-125618, PrimElite III File No. 333-125617, Vintage L and Vintage XC File
      No. 333-125613, Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA 7 year and Class AA, B, VA File No. 333-96773, Class A File No. 333-96775, First COVA VA and Custom Select and Class B, AA, VA File No. 033-74174, PrimElite IV File No. 333-______, Variable Annuity Lite File
      No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of September, 2006.

                                                  /s/ Jeffrey A. Tupper
                                                  -----------------------------
                                                  Jeffrey A. Tupper

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               Charles V. Curcio
                  Vice President and Chief Financial Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Charles V. Curcio, Vice President and Chief Financial Officer of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  . First MetLife Investors Variable Annuity Account One (Protected Equity Portfolio File No. 333-125619, Marquis Portfolios File No. 333-125618, PrimElite III File No. 333-125617, Vintage L and Vintage XC File
      No. 333-125613, Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA 7 year and Class AA, B, VA File No. 333-96773, Class A File No. 333-96775, First COVA VA and Custom Select and Class B, AA, VA File No. 033-74174, PrimElite IV File No. 333-______, Variable Annuity Lite File
      No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of September, 2006.

                                                  /s/ Charles V. Curcio
                                                  -----------------------------
                                                  Charles V. Curcio